                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material under Rule 14a-12
                        Data Research Associates, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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

                                   [DRA LOGO]



                         DATA RESEARCH ASSOCIATES, INC.




                                 January 5, 2001



Dear Shareholder:

         You are cordially invited to attend the 2001 Annual Meeting of Shareholders of Data Research Associates, Inc. to be held at The Ritz-Carlton Hotel, 100 Carondelet Plaza, St. Louis, Missouri, on Wednesday, February 14, 2001, at 4:00 p.m. CST.

         Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

         Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience. If you choose to attend the meeting, you may, of course, revoke your proxy and personally cast your vote.

         We look forward to seeing you at the Annual Meeting.

                                           /s/ Michael J. Mellinger
                                           Michael J. Mellinger
                                           President and Chief Executive Officer

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






                         DATA RESEARCH ASSOCIATES, INC.
                             1276 North Warson Road
                            St. Louis, Missouri 63132

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                             St. Louis, Missouri
                                                                 January 5, 2001

         The Annual Meeting of Shareholders of Data Research Associates, Inc., will be held on Wednesday, February 14, 2001, at 4:00 p.m. CST at The Ritz-Carlton Hotel, 100 Carondelet Plaza, St. Louis, Missouri 63105, for the purposes of:

         1.       Electing two Class A directors to serve for three years;

         2. Considering and voting upon a proposal to approve the Company's 2001 Stock Option Plan; and

         3. Transacting such other business as may properly come before the meeting.

         Shareholders of record at the close of business on December 15, 2000, will be entitled to vote at said meeting. A list of all shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares held by each shareholder, will be open at the principal office of Data Research Associates, Inc. at 1276 North Warson Road, St. Louis, Missouri 63132, during usual business hours, to the examination of any shareholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof.

         A copy of the Annual Report for fiscal 2000 accompanies this notice.

                                              By Order of the Board of Directors

                                                              POLLY C. MELLINGER
                                                                     Secretary

         WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

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                                   LEFT BLANK


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






                         DATA RESEARCH ASSOCIATES, INC.
                             1276 North Warson Road
                            St. Louis, Missouri 63132



                                 PROXY STATEMENT


                             SOLICITATION OF PROXIES

         The enclosed proxy is solicited by the Board of Directors of Data Research Associates, Inc. (the "Company"), for use at the Annual Meeting of the Company's shareholders to be held at The Ritz-Carlton Hotel, 100 Carondelet Plaza, St. Louis, Missouri 63105, on Wednesday, February 14, 2001, at 4:00 p.m. CST and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. The first mailing of proxies to shareholders will occur on or about January 5, 2001.

                              REVOCABILITY OF PROXY

         If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing of such revocation at any time prior to the voting of the proxy.

                                   RECORD DATE

         Shareholders of record at the close of business on December 15, 2000, will be entitled to vote at the Annual Meeting.

                         ACTION TO BE TAKEN UNDER PROXY

         Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to-wit, Michael J. Mellinger and Katharine W. Biggs, or the one of them who acts, will vote:

         (1) FOR the election of the nominated directors: Michael J. Mellinger and F. Gilbert Bickel III, named herein as nominees for Class A directors of the Company to hold office until the annual meeting of the Company's shareholders in 2004 and until their successors have been duly elected and qualified;

         (2) FOR approval of the Company's 2001 Stock Option Plan; and

         (3) according to the proxy's judgment on the transaction of such other business as may properly come before the meeting or any adjournments thereof.

         Should the nominees named herein for election as directors become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other persons in their stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause the nominees to be unavailable.

                        VOTING SECURITIES, VOTING RIGHTS
                         AND PRINCIPAL SECURITY HOLDERS

         On December 15, 2000, there were 4,676,390 shares of Common Stock, of the par value of $.01 per share ("Common Stock"), outstanding, which constitute all of the outstanding shares of the Company. Each share is entitled to one vote on all matters to come before the Annual Meeting, including the election of a director.

         A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the meeting. The affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote on the subject matter is required to elect a director, to approve the 2001 Stock Option Plan and to act on any other matter properly brought before the Annual Meeting. Shares represented by proxies that are marked "withhold authority" with respect to the election of a person to serve on the Board of Directors are deemed to be represented at the meeting as to such matter and will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such proxies will have the same effect as a vote against the nominee as to whom such direction applies. With regard to any other matters, abstentions (including proxies that deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such other matters. Shares held in "street name" by brokers but not voted by such brokers, for any reason, on a particular matter (so-called "broker non-votes") will not be deemed present or represented at the Annual Meeting for purpose of such matter and, therefore, will have no effect even if such shares have been properly voted by the broker, in person or by proxy, on one or more other matters brought before the Annual Meeting.

         As of December 15, 2000, the following persons were known to the Company who may, individually or as a group, be deemed to be the beneficial owners, respectively, of more than 5% of the Common Stock, each of which persons has sole voting and investment power over such Common Stock, except as set forth in the footnotes hereto:


                                                           AMOUNT AND NATURE                       PERCENT
NAME AND ADDRESS                                        OF BENEFICIAL OWNERSHIP                   OF CLASS
----------------                                        -----------------------                   --------
Michael J. Mellinger,                                         1,866,947(1)                          39.9%
Chairman of the
Board, President and
Chief Executive Officer
of the Company
1276 North Warson Road
St. Louis, Missouri 63132

F. Gilbert Bickel III,                                          761,450(2)                          16.3%
a Director
1630 S. Lindbergh Blvd.
St. Louis, Missouri 63131

Schwartz Investment Counsel, Inc.                               272,400(3)                           5.8%
3707 West Maple Road
Bloomfield Hills, Michigan 48301

----------

(1) Includes 36,150 shares held by Polly C. Mellinger, wife of Mr. Mellinger, and 4,000 shares held by his children, as to which shares Mr. Mellinger disclaims beneficial ownership, and currently exercisable options to acquire 9,000 shares of Common Stock.

(2) Includes 75,000 shares held by Martha Bickel, wife of Mr. Bickel, and 8,000 shares held by his children, as to which shares Mr. Bickel disclaims beneficial ownership, and currently exercisable options to acquire 9,000 shares of Common Stock.

(3)      Information derived from Schwartz Investment Counsel, Inc.

         SECURITY OWNERSHIP OF MANAGEMENT

         On December 15, 2000, the following represented beneficial ownership of Common Stock by the nominees for election as directors, each of the other current directors of the Company, each of the executive officers named in the Summary Compensation Table (see "Executive Compensation" below) and all current directors and executive officers of the Company as a group (each director and officer having sole voting and investment power over the shares listed opposite his or her name except as set forth in the footnotes hereto):

                                                            AMOUNT AND NATURE                     PERCENT
NAME OF BENEFICIAL OWNER                                  OF BENEFICIAL OWNERSHIP                 OF CLASS
------------------------                                  -----------------------                 --------
F. Gilbert Bickel III                                           761,450(1)                          16.3%

Carole Cotton                                                    18,300(2)                           *

Donald P. Gallop                                                 21,879(3)                           *

Marilyn Gell Mason                                                5,500(4)                           *

Michael J. Mellinger                                          1,866,947(5)                          39.9%

Howard L. Wood                                                   21,879(2)                           *

Katharine W. Biggs                                               28,281(6)                           *


All Current Directors
and Executive Officers as a
Group (11 individuals)                                        2,740,697(7)                          58.6%

----------

* Represents less than 1% of the class.

(1) See Note (2) to the table under "Voting Securities, Voting Rights and Principal Security Holders."

(2) Includes currently exercisable options to acquire 9,000 shares of Common Stock.

(3) Includes 9,000 shares held in the name of Gallop, Johnson & Neuman, L.C., the law firm of which Mr. Gallop is Chairman, and currently exercisable options to acquire 9,000 shares of Common Stock.

(4) Includes 500 shares held by Robert M. Mason, husband of Ms. Mason, and currently exercisable options to acquire 3,000 shares of Common Stock

(5) See Note (4) to the table under "Voting Securities, Voting Rights and Principal Security Holders."

(6) Includes currently exercisable options to acquire 12,000 shares of Common Stock.

(7) Includes currently exercisable options to acquire 75,750 shares of Common Stock.

                 PROPOSAL 1 - ELECTION OF TWO CLASS A DIRECTORS

                  INFORMATION ABOUT THE NOMINEES AND DIRECTORS
                              CONTINUING IN OFFICE

         The Company's Amended and Restated By-laws currently provide for three classes of directors, each class serving for a three-year term expiring one year after expiration of the term of the preceding class, so that the term of one class will expire each year. The terms of the current Class B and Class C directors expire in 2002 and 2003, respectively. The Board of Directors has nominated F. Gilbert Bickel III and Michael J. Mellinger, who are the current Class A directors, for a term expiring at the annual shareholders meeting in 2004. The following table lists the principal occupation for at least the last five years of each of the nominees and the present directors continuing in office, his or her present positions and offices with the Company, the year in which he or she first was elected or appointed a director (each serving continuously since first elected or appointed), his or her age and his or her directorships in any company with a class of securities registered pursuant to Sections 12 or 15(d) of the Securities Exchange Act of 1934 or in any company registered as an investment company under the Investment Company Act of 1940.

                                                                                                       Service as
         Name               Age              Principal Occupation                                    Director Since
         ----               ---              --------------------                                    --------------
CLASS A NOMINEES--

F. Gilbert Bickel III        56              Vice President since April 1988 of Merrill                   1979
                                             Lynch, Pierce, Fenner & Smith, Incorporated,
                                             a full-service brokerage firm.  Director of
                                             Summit Marketing Group, Inc.

Michael J. Mellinger         51              Chairman of the Board since April 1992                       1975
                                             and President and Chief Executive Officer
                                             of the Company since 1975; Treasurer of
                                             the Company from April 1992 to February 1995.

CLASS B DIRECTORS--

Carole Cotton                54              President, since November 1990, of CCA                       1992
                                             Consulting, Inc., a management consulting
                                             and research firm which focuses exclusively
                                             on the information technology market in
                                             education. Such firm also publishes annual
                                             syndicated studies and produces national
                                             conferences on both the K-12 and higher
                                             education markets.  Ms. Cotton also provided
                                             consulting services to the Company with such
                                             firm's predecessors since 1986.

Donald P. Gallop(1)          68              Attorney-at-law and Chairman of the law                      1992
                                             firm of Gallop, Johnson & Neuman, L.C. for
                                             more than the last five years; Director of Falcon
                                             Products, Inc.


CLASS C DIRECTORS--

Marilyn Gell Mason           56              Consultant to libraries and providers of library             1999
                                             systems since April 1999.  Director of the
                                             Cleveland Public Library 1986 to April 1999.

Howard L. Wood               61              Consultant to Charter Communications, Inc. of                1992
                                             which he was formerly Vice-Chairman from
                                             1993 to November 1999.  Co-founder and
                                             Director of Charter Communications, Inc.
                                             Director of Gaylord Entertainment Corporation.


--------------
(1) See "Compensation Committee Interlocks and Insider Participation" for further information.

                    INFORMATION CONCERNING BOARD OF DIRECTORS

         During fiscal 2000, four meetings and two telephonic meetings of the Board of Directors were held. During such fiscal year, each director attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he or she has been a director and
(ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the period for which he or she served.

         The Board of Directors of the Company has a standing Audit Committee consisting of Mesdames Cotton and Mason and Messrs. Bickel, Gallop and Wood. The Audit Committee reviews the results and scope of the audit and services provided by the Company's independent public accountants. The Audit Committee also reviews the Company's procedures with respect to maintaining books and records, the adequacy and implementation of internal auditing, accounting and financial controls, and the policies concerning financial reporting and business practices. The Board of Directors has determined that the members of the Audit Committee are independent. The Audit Committee has adopted a written charter. The charter is included as Exhibit A to this proxy statement. During fiscal 2000, three Audit Committee meetings were held.

         The Board of Directors of the Company also has a standing Compensation Committee consisting of Mesdames Cotton and Mason and Mr. Gallop. The purpose of the Compensation Committee is to act on behalf of the Board of Directors with respect to the compensation of directors and executive officers. The Compensation Committee also administers the Company's stock option and other benefit plans. During fiscal 2000, one Compensation Committee meeting was held.

         The Company has no standing nominating committee or other committee performing a similar function.

                                  DIRECTOR FEES

         The Company pays an annual fee of $12,000 to directors who are not employees of the Company. In addition, the Company pays non-employee directors $1,000 for each Board of Directors meeting attended in person, $500 for each telephonic Board meeting attended and $500 for each committee meeting attended. The Company also reimburses directors for out-of-pocket expenses incurred in connection with their attendance at Board and committee meetings. Directors' fees of $92,500 were paid during fiscal 2000. Additionally, directors participate in the Company's Director Stock Option Plan. Historically, such directors have each received annually options to acquire 3,000 shares of the Company's common stock, exercisable in accordance with the terms of the Company's Director Stock Option Plan.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         Donald P. Gallop, a director of the Company, is Chairman of the law firm of Gallop, Johnson & Neuman, L.C. which provided legal services to the Company during the fiscal year ended September 30, 2000, and is expected to provide legal services to the Company in the future.


                             EXECUTIVE COMPENSATION

         The following information is given for the fiscal years ended September 30, 2000, 1999 and 1998, concerning annual and long-term compensation for services rendered to the Company and its subsidiaries by the Company's Chief Executive Officer and up to the four most highly compensated executive officers of the Company whose total salary and bonuses exceeded $100,000 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                                COMPENSATION
                                                                              ---------------
                                          ANNUAL COMPENSATION                      AWARDS
                               ------------------------------------------     ---------------
                                                             OTHER ANNUAL        SECURITIES         ALL OTHER
                                                   BONUS     COMPENSATION        UNDERLYING       COMPENSATION
NAME AND PRINCIPAL POSITION     YEAR   SALARY ($)  ($)(1)       ($)(2)        OPTIONS/SARS(#)       ($)(2)(3)
---------------------------     ----   ----------  ------    ------------     ---------------     ------------
MICHAEL J. MELLINGER            2000    422,900     -0-                            3,000              2,000
CHAIRMAN OF THE BOARD,          1999    413,000     -0-                            3,000              2,000
PRESIDENT, AND CHIEF            1998    408,000     -0-                            3,000              1,500
EXECUTIVE OFFICER

KATHARINE W. BIGGS              2000    151,200     -0-                           10,000              2,540
VICE PRESIDENT,                 1999    139,013     -0-                           10,000              2,540
CHIEF FINANCIAL                 1998    122,440     -0-                           10,000              2,040
OFFICER AND TREASURER


(1) Executive officers of the Company, other than Mr. Mellinger, are entitled to receive bonuses annually at the discretion of the Board of Directors of the Company. Amounts are earned and accrued during the fiscal years indicated, and are paid subsequent to the end of each fiscal year. See "Employment Agreement" below regarding Mr. Mellinger's employment agreement with respect to his future bonuses, if any.

(2) The named executive officers received certain perquisites during fiscal 2000, none of which in the aggregate exceeded the lesser of $50,000 or 10% of such officer's total salary and bonus for such fiscal year.

(3) Fiscal 2000 compensation includes matching Company contributions to the Company's 401(k) Profit Sharing Plan of $2,000 each for Mr. Mellinger and Ms. Biggs and matching Company contributions to the Company's Stock Purchase Plan of $540 for Ms. Biggs.

                    OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE VALUE AT
                                                                                      ASSUMED ANNUAL RATES OF STOCK PRICE
                                                INDIVIDUAL GRANTS                       APPRECIATION FOR OPTION TERM(4)
                               ------------------------------------------------------------------------------------------
                                NUMBER OF
                               SECURITIES
                               UNDERLYING    % OF TOTAL
                                OPTIONS/    OPTIONS/SARS
                                  SARS       GRANTED TO    EXERCISE OR
                                 GRANTED    EMPLOYEES IN    BASE PRICE   EXPIRATION      0%          5%          10%
            NAME                    #       FISCAL YEAR     ($/SH) (3)      DATE         ($)         ($)         ($)
            ----               ----------   ------------   -----------   ----------      ---         ---         ---
Michael J. Mellinger             3,000(1)        4.0%          8.50       11/11/03       -0-        5,495      11,835

Katharine W. Biggs              10,000(2)       14.0%          8.50       01/01/05       -0-       18,533      39,449

------------------------------------

(1) The option listed was granted on November 11, 1999, to Mr. Mellinger in his capacity as director of the Company under the Company's Director Stock Option Plan and became fully exercisable six months after the date of grant.

(2) The option listed was granted on November 11, 1999, to each vice president under the Company's 1992 Stock Option Plan and becomes exercisable the next January 1 after the second anniversary of the grant.

(3) Exercise or base price is equal to the closing sales price as reported on the Nasdaq Stock Market (NASDAQ National Market System) on the date of grant.

(4) The dollar amounts under these columns result from calculations at 0% and at the 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the price of the Company's Common Stock.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                             NUMBER OF
                                                                            SECURITIES         VALUE OF
                                                                            UNDERLYING        UNEXERCISED
                                                                            UNEXERCISED      IN-THE-MONEY
                                                                           OPTIONS/SARS      OPTIONS/SARS
                                            SHARES                         AT FY-END (#)     AT FY-END ($)
                                           ACQUIRED           VALUE        EXERCISABLE/      EXERCISABLE/
                 NAME                   ON EXERCISE (#)   REALIZED ($)     UNEXERCISABLE     UNEXERCISABLE
                 ----                   ---------------   ------------     -------------     -------------
Michael J. Mellinger                          -0-              -0-            9,000/0             0/0

Katharine W. Biggs                            -0-              -0-         12,000/20,000          0/0

EMPLOYMENT AGREEMENT

         The Company is a party to an employment agreement with Mr. Mellinger, which agreement expires September 30, 2002 (the "Employment Agreement"), with an automatic five-year renewal, unless terminated by Mr. Mellinger or the Company upon the occurrence of certain events. Pursuant to the Employment Agreement, Mr. Mellinger has agreed to serve as the President and Chief Executive Officer of the Company in exchange for annual base compensation of $400,000 (the "Base Compensation"), as may be increased each fiscal year by the Board of Directors and payable no less frequently than monthly. For fiscal 1997 and thereafter, Mr. Mellinger's bonus, if any, shall be determined in accordance with the terms of a formula (the "Bonus Formula") to be determined for each fiscal year by the Compensation Committee. For the fiscal year ended September 30, 2000, the bonus was to be in the amount of 7.5% of the increase in the Company's income before income taxes and bonuses for such fiscal year compared to the prior fiscal year, determined by the Company's independent auditors in accordance with generally accepted accounting principles, consistently applied, and payable within ninety
(90) days of the end of such fiscal year. The Employment Agreement provides that Mr. Mellinger is entitled to an additional bonus of (i) 150% of the Base Compensation in the event Mr. Mellinger's employment with the Company is terminated for reasons other than for cause, permanent disability or death or there occurs a significant reduction in the position, duties or responsibilities of Mr. Mellinger (collectively, "Termination") within one year following a "Change in Control" (as defined in the Employment Agreement), (ii) 100% of Base Compensation if Termination occurs within the second year following a Change in Control, and (iii) 50% of Base Compensation if Termination occurs within the third year following a Change in Control.

                          COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors (the "Committee") is composed of three outside directors and is responsible for developing and approving the Company's compensation program for the Chief Executive Officer and the other executive officers of the Company. The Committee also administers the Data Research Associates, Inc. 1992 Stock Option Plan ("the 1992 Plan"). The overall objectives of the Company's executive compensation program are to provide total compensation that will attract and retain highly qualified executives and to link executive compensation to corporate performance.

   The Company's executive compensation policies include the following:

         -Compensation levels should be competitive with other software and technology companies of comparable size;

         -Compensation should be directly related to the Company's achievement of both short and long-term corporate performance goals and to the individual executive's contribution to achieving those goals;

         -Ownership of the Company's Common Stock provides a link between executives and shareholders by creating incentives for the executives to achieve the long-term goal of creating shareholder value.


   The Committee feels that it can best reach its objectives through a compensation package that includes three elements: (1) base salary; (2) annual cash bonuses; and (3) long-term incentives in the form of stock options. The Chief Executive Officer, Michael J. Mellinger, makes recommendations to the Committee on all elements of the compensation package for the executive officers other than himself.

BASE SALARIES

   In order to attract and retain executives, the Company strives to offer competitive salaries and employee benefits, including its Employee Stock Purchase Plan, 401(k) Profit Sharing Plan, health care plans and other employee benefit programs. The Committee sets base salary levels for executives based on the responsibilities of the position held and the experience of the individual, and by reference to a self-selected group of software and technology companies of comparable size and to the Company's competitors, when such information is available. The Committee also consults published studies of executive compensation in publicly held companies.

   Base salaries are adjusted annually based on the Social Security Administration's cost-of-living adjustment (COLA) calculation. Base salaries are also reviewed annually with regard to the Company's performance for the year and the responsibilities of the individual executive.

   Under the terms of the Employment Agreement, Mr. Mellinger's base salary for the fiscal year ended September 30, 1997, the first year of the Employment Agreement, was set at $400,000. The Employment Agreement provides that the Committee may raise Mr. Mellinger's base salary after considering his individual performance, the total compensation paid to the chief executive officers of similar companies of comparable size to the Company's and such other factors as deemed relevant by the Board of Directors of the Company.

   In determining Mr. Mellinger's base salary for fiscal 2000, the Committee took into consideration that although total revenues for fiscal 1999, as well as revenue from two of the three sources from which the Company's revenues are derived, declined from the previous year, the Company's service revenue increased over fiscal 1998. Additionally, the Committee recognized that the general release and shipment of the Company's Taos software in the fourth quarter of fiscal 1999 generated year-over-year revenue growth during fourth quarter in all three categories of revenue - hardware, software and services. Based upon these factors, Mr. Mellinger's base salary for fiscal 2000 was set at $422,900, an increase of 2.4% over fiscal 1999.

ANNUAL BONUSES

   For fiscal 2000, the Committee determined bonuses for the Company's executives, including Mr. Mellinger, based on formulas determined at the beginning of fiscal 2000 which provided for each officer to receive a bonus linked to an increase in corporate earnings. Since corporate earnings in fiscal 2000 decreased from earnings in fiscal 1999 the Committee did not award a bonus to Mr. Mellinger or the Company's other executives.

STOCK OPTIONS

   Since its initial public offering in 1992, the Board of Directors of the Company has realized the importance of providing executives and other key employees incentives to maximize the Company's financial performance and align their interests with those of the Company's shareholders. Through the 1992 Plan, the Company has encouraged its executives to acquire and hold the Company's Common Stock. Executive officers, along with all of the Company's other employees, also are eligible to participate in the Data Research Associates, Inc. Stock Purchase Plan, an ongoing stock acquisition program under which an employee may defer a portion of his or her salary to acquire shares of Common Stock. The Company matches a portion of the employee's deferral.

In fiscal 2000 the Committee granted options under the 1992 Plan to each of the executive officers (excluding the Chief Executive Officer). In determining how many options should be granted to each officer, the Committee considered the entire compensation package of each officer and the recommendation of Mr. Mellinger.



                                    Respectfully submitted,

                                    COMPENSATION COMMITTEE OF THE BOARD OF
                                    DIRECTORS OF DATA RESEARCH ASSOCIATES, INC.

                                    CAROLE COTTON
                                    DONALD P. GALLOP
                                    MARILYN GELL MASON

                                PERFORMANCE GRAPH

        Set forth below is a line graph comparing the annual percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total returns of the Center for Research in Security Prices ("CRSP") Index for the Nasdaq Stock Market (U.S. Companies) and the CRSP Index for Nasdaq Computer and Data Processing Stocks.


                               [PERFORMANCE GRAPH]

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

        Pursuant to an equipment lease which expired on April 15, 1996, the Company leased its office phone equipment from Davandy Management, Inc. ("Davandy"). Upon expiration of the lease the Company did not exercise its option to purchase the equipment at fair market value but has continued to lease the equipment on a month-to-month basis at a monthly rate of $1,640. During fiscal 2000, Davandy received $19,680 in payments from the Company for the use of such equipment. Michael J. Mellinger, the Company's President and Chief Executive Officer, is the president and sole shareholder of Davandy.

        Management of the Company believes that the terms and conditions of the above-described transactions and those described under the heading "Compensation Committee Interlocks and Insider Participation" were no less favorable to the Company than those which would have been available to the Company in comparable transactions with unaffiliated persons.


                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. There are no known failures to file any forms required under Section 16(a). Based on review of the copies of such forms furnished to the Company, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2000.

           PROPOSAL 2 - APPROVAL OF THE DATA RESEARCH ASSOCIATES, INC.
                             2001 STOCK OPTION PLAN

BACKGROUND

        On November 16, 2000, the Board of Directors (the "Board") adopted the Data Research Associates, Inc. 2001 Stock Option Plan (the "2001 Plan") designed to provide incentives to key employees of the Company and its subsidiaries. The 2001 Plan makes available 250,000 shares of Common Stock available for issuance thereunder. The Board directed that the 2001 Plan be submitted to the shareholders of the Company for their approval. The 2001 Plan will become effective only if the holders of at least a majority of the issued and outstanding shares of Common Stock present at the annual meeting in person or by proxy vote for the approval of the 2001 Plan.

DESCRIPTION OF 2001 PLAN

        The 2001 Plan is designed to provide additional incentives for Officers and other key employees of the Company and its subsidiaries to promote the success of the business and to enhance the Company's ability to attract and retain the service of qualified persons. Only 45,000 shares remain available for future grants of options under the Company's 1992 Stock Option Plan. Accordingly, the Board believes that adoption of the 2001 Plan is in the best interests of the shareholders and the Company because the new plan will allow the Company to continue to use option grants as an important ingredient in the successful recruitment and retention of management personnel.

        If adopted, the 2001 Plan would be administered by a committee of the Board of Directors of the Company (the "Board") consisting of not less than two members of the Board as the Board may appoint (the "Committee"). The 2001 Plan authorizes the Committee to grant to key employees, including officers and others as selected by such Committee, incentive stock options and nonqualified stock options. The 2001 Plan will expire on, and no options may be granted thereunder, after January 1, 2011, subject to the right of the Board to terminate the 2001 Plan at any time prior thereto. The Board may amend the 2001 Plan at any time, provided, that no change in any outstanding option may be made that would impair the rights of the optionee without the consent of such optionee.

        An option enables the optionee to purchase shares of Common Stock at the exercise price. The exercise price per share may not be less than the fair market value of the Common Stock at the time the option is granted, provided that in the event of the grant of an incentive stock option to an optionee who is or would be the beneficial owner of more than 10% of the total combined voting power of all classes of the Company's stock, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. In addition, an option granted to an individual owner of more than 10% of the outstanding voting stock of the Company shall not be exercisable after the expiration of five years from the date of grant. Otherwise, an option may be granted that would be exercisable up to ten years from the date of grant. No person may be granted incentive stock options under the 2001 Plan that are first exercisable during any calendar year for shares having an aggregate fair market value of the date of grant of more than $100,000. Options will be exercisable for a limited period of time after the optionee's death, disability or normal retirement from the Company. Any shares as to which any option expires, lapses unexercised or is terminated or canceled, may be subject to a new option. The Committee has not yet determined any awards of options to be received by any key employee pursuant to the 2001 Plan. The last reported sale price of Common Stock on December 15, 2000, as reported on the Nasdaq Stock Market, was $6.00.

        In order to obtain the shares, a participant must pay the full exercise price to the Company at the time of exercise of the option. The purchase price may be paid in cash or, with the consent of the Committee, stock of the Company, including stock acquired under the same option. Incentive stock options are intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

FEDERAL INCOME TAX CONSEQUENCES

        An optionee will not realize any income, nor will the Company be entitled to a deduction at the time an incentive stock option is granted. If an optionee does not dispose of the shares acquired on the exercise of an incentive stock option within one year after the transfer of such shares to him or within two years from the date the incentive stock option was granted to him, for federal income tax purposes: (a) the optionee will not recognize any income at the time of exercise of his incentive stock option, (b) the amount by which the fair market value (determined without regard to any restriction other than a restriction which by its terms will never lapse) of the shares at the time of exercise exceeds the exercise price is an item of tax preference subject to the alternative minimum tax on individuals, and (c) the difference between the incentive stock option price and the amount realized upon sale of the shares of the optionee will be treated as long-term capital gain or loss. The Company will not be entitled to a deduction upon the exercise of an incentive stock option.

        Except in the case of a disposition following the death of an optionee and certain other very limited exceptions, if the stock acquired pursuant to an incentive stock option is not held for the minimum periods described above, the excess of the fair market value of the stock at the time of exercise over the amount paid for the stock generally will be taxed as ordinary income to the optionee in the year of disposition. In such case, the Company is entitled to a deduction for federal income tax purposes at the time and in the amount in which income is taxed to the optionee as ordinary income by reason of the sale of stock acquired upon the exercise of an incentive stock option.

        An optionee will not realize any income at the time a nonqualified stock option is granted, nor will the Company be entitled to a deduction at that time. Upon exercise of a nonqualified stock option, the optionee will recognize ordinary income (whether the nonqualified stock option price is paid in cash or by the surrender of previously owned Common Stock), in an amount equal to the difference between the option price and the fair market value of the shares to which the nonqualified stock option pertains. The Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income realized by the optionee.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE DATA RESEARCH ASSOCIATES, INC. 2001 STOCK OPTION PLAN, WHICH IS PROPOSAL 2 ON THE PROXY CARD.



                     RELATIONSHIP WITH INDEPENDENT AUDITORS

        The firm of Ernst & Young LLP served as the Company's independent auditors for the fiscal year ended September 30, 2000 and for a number of years prior thereto, and the Board of Directors has selected this firm to serve as independent auditors for the fiscal year ending September 30, 2001. Representatives of Ernst & Young are expected to attend the Annual Meeting and will have the opportunity to make statements and respond to appropriate questions from shareholders.

                             AUDIT COMMITTEE REPORT

        The audit committee oversees the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

        The committee discussed with the Company's independent auditors the overall scope and plans for their audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The committee held three meetings during fiscal 2000.

        In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2000, for filing with the Securities and Exchange Commission.

                                            Respectfully submitted,

                                            AUDIT COMMITTEE OF THE BOARD
                                            OF DIRECTORS OF DATA RESEARCH
                                            ASSOCIATES, INC.

                                            F. GILBERT BICKEL III
                                            CAROLE COTTON
                                            DONALD P. GALLOP
                                            MARILYN GELL MASON
                                            HOWARD L. WOOD



                                  ANNUAL REPORT

        The Annual Report of the Company for fiscal 2000 accompanies this notice.


                      FUTURE PROPOSALS OF SECURITY HOLDERS

        All proposals of security holders intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company not later than September 7, 2001, for inclusion in the Company's 2002 Proxy Statement and form of proxy relating to such meeting.

        In addition, pursuant to the Company's bylaws, if a shareholder wishes to bring a proposal before the annual meeting outside the proxy inclusion process discussed above but does not provide written notice of the proposal to the Company at least 60 days before the date of the annual meeting of shareholders, such notice will be untimely and any proxies received by the Board of Directors from the shareholders will be voted by the Company's designated proxies in their discretion on such matter, regardless of whether specific authority to vote on such matter has been received from the shareholder submitting such proxies. Accordingly, any shareholder who wishes to submit a proposal at the 2002 Annual Meeting of Shareholders and also wishes to avoid, in certain instances, the possibility of discretionary voting by the Company's proxies on such matter must give written notice to the Secretary of the Company on or before the sixtieth day prior to such annual meeting, which date will be December 14, 2001.

                                 OTHER BUSINESS

        The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

                                  MISCELLANEOUS

        The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

        Shareholders are urged to mark, sign, date and send in their proxies without delay.

        A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2000 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENT SCHEDULE) IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY, DATA RESEARCH ASSOCIATES, INC., 1276 NORTH WARSON ROAD, ST. LOUIS, MISSOURI 63132.

                                              By Order of the Board of Directors

                                                              POLLY C. MELLINGER
                                                                     Secretary

St. Louis, Missouri
January 5, 2001

                            AUDIT COMMITTEE CHARTER                    EXHIBIT A
                         DATA RESEARCH ASSOCIATES, INC.

This charter shall govern the operations of the Audit Committee (the "Committee") of Data Research Associates, Inc. (the "Company") and shall be reviewed by the Committee and approved by the Board of Directors (the "Board") of the Company at least annually.

COMPOSITION OF THE COMMITTEE

The Committee shall be appointed by the Board and shall comprise at least three directors, each of whom is independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, or shall become so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have accounting or related financial management expertise.

PURPOSE OF THE COMMITTEE

The primary purpose of the Committee is to assist the Board in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, the Company's legal compliance and any ethics programs established by management and the Board.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and to retain outside counsel, auditors or other experts for this purpose.

The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

KEY RESPONSIBILITIES OF THE COMMITTEE

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. The Committee also recognizes that financial management and the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The Committee believes that it can best carry out its responsibilities by keeping its policies and procedures flexible in order to best react to changing conditions and circumstances; however, the following functions shall be the principal recurring activities of the Committee in carrying out its oversight function. These functions are established as a guide with the understanding that the Committee may diverge from them as appropriate.

         - The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K to be filed with the Securities and Exchange Commission and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61. This review and discussion will occur prior to the Company's filing of the Form 10-K

         - As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports on Form 10-Q to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61. This review will occur prior to the Company's filing of the Form 10-Q

               -    The Committee shall:

                    - Request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1.

                    - Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence, and

                    - Recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

                    - The Committee shall make recommendations to the full Board with regard to its responsibility to select, or nominate for shareholder approval, evaluate and, where appropriate, replace the outside auditor.

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                             THIS PAGE INTENTIONALLY


                                   LEFT BLANK



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
                         Data Research Associates, Inc.

              This proxy is solicited by the Board of Directors for
                     The 2001 Annual Meeting of Shareholders

The undersigned hereby appoint(s) Michael J. Mellinger and Katharine W. Biggs, and each of them, with full power to act alone, the true and lawful attorneys-in -fact and proxies of the undersigned, with full power of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all shares of common stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Data Research Associates, Inc. to be held on Wednesday, February 14, 2001, commencing at 4:00 p.m. at The Ritz-Carlton Hotel, 100 Carondelet Plaza, St. Louis, Missouri 63105 and at any and all adjournments thereof, according to the number of votes which the undersigned would possess if personally present, on the following proposals and any other matters coming before said meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election of the nominated directors under proposal l, for approval of 2001 Stock Option Plan under proposal 2, and in the discretion of the proxy with respect to such other business as may properly come before the meeting or any adjournment thereof.

           Please mark, sign, date and return this proxy card promptly
                          Using the enclosed envelope.

                  (Continued and to be signed on reverse side)

Data Research Associates, Inc.



DATA RESEARCH ASSOCIATES, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

Directors recommend a vote FOR
1. Election of Nominated Directors:                  For   Withhold    For All
   Class A Nominee(s):  F. Gilbert Bickel III        All     All       Except
                        Michael J. Mellinger


    --------------------------------
   (Except Nominee(s) written above)

2. Approval of 2001 Stock Option Plan:               For   Against     Abstain

3. In the proxy's discretion with respect to such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby acknowledges receipt of copies of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated January 5, 2001, and the Annual Report of the Company for fiscal 2000.

DATED:, 2001
Signature(s):

Please sign name(s) exactly as it appears on this proxy. In the case of joint holders, all should sign. Executors, administrators, trustees and attorneys-in-fact should so indicate when signing. If executed by a corporation, this proxy should be signed by a duly authorized officer. If executed by a partnership, this proxy should be signed by an authorized partner.




FOLD AND DETACH HERE



YOUR VOTE IS IMPORTANT!



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                      APPENDIX A



This appendix is being filed pursuant to Instruction No. 3 of Item 10 of
Schedule 14A. In accordance with such instructions, this appendix is not part of the 2001 Proxy Statement and has not been sent to the Company's shareholders.




                         DATA RESEARCH ASSOCIATES, INC.
                             2001 STOCK OPTION PLAN

                             I. Purpose of the Plan

         The Data Research Associates, Inc. 2001 Stock Option Plan (the "Plan") is intended to provide a means whereby certain key employees of Data Research Associates, Inc., a Missouri corporation (the "Company"), may develop a sense of proprietorship and personal involvement in the development and financial success of the Company and its subsidiaries, and to encourage them to remain with and devote their best efforts to the business of the Company and its subsidiaries, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may make awards to certain employees in the form of stock options ("Options") with respect to shares of the Company's common stock, par value $0.01 per share (the "Stock"). Options may either be nonqualified stock options ("Nonqualified Options") or options ("Incentive Stock Options") which are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                               II. Administration

         A. The Committee. The Plan shall be administered by a committee of the Board of Directors of the Company (the "Board") consisting of not less than two members of the Board as the Board may appoint (the "Committee"); provided that so long as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended ("1934 Act"), the members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated under the 1934 Act, as such Rule or its equivalent is then in effect ("Rule l6b-3"). Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee, however caused, shall be filled by the Board. The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan not inconsistent with the provisions of the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan. Any interpretation or construction of the Plan or any provision thereof by the Committee and any decision made by it under the Plan is final and binding on all persons. The Committee shall act by a majority of its members in office and the Committee may act either by vote at a telephonic or other meeting or by a consent or other written instrument signed by all of the members of the Committee.

         B. Powers of the Committee. The Committee shall have the sole authority to: (1) grant Options; (2) determine the purchase price of the Stock covered by each Option (the "Exercise Price"), the terms and duration of each Option and the terms and provisions of the Option agreements (the "Agreements") entered into under the Plan; (3) determine the key employees to whom, and the times at which, Options shall be granted; (4) determine whether the Option shall be a Nonqualified Option or an Incentive Stock Option and the number of shares to be covered by each Option and (5) prepare and distribute, in such manner as the Committee determines to be appropriate, information about the Plan.

         C. Liability. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the fullest extent permitted by law. The members of the Committee shall be named as insiders in connection with any directors and officers liability insurance coverage that may be in effect from time to time.

         D. Delegation by the Committee. The day-to-day administration of the Plan may be carried out by such officers and employees of the Company as shall be designated from time to time by the Committee. All expenses and liabilities incurred by the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons, and the Committee, the Board, the Company and the officers and employees of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons.

                            III. Eligible Employees

         A. Key Employees. Only key employees of the Company and its subsidiaries shall be eligible to receive Options under the Plan. In granting Options to an employee, the Committee shall take into consideration the contribution the employee has made or may make to the success of the Company or its subsidiaries and such other considerations as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other employees of the Company and its subsidiaries with regard to these matters.

         B. No Right to Participate. In no event shall any employee, his legal representatives, heirs, legatees, distributes, or successors have any right to participate in the Plan, except to such extent, if any, as the Committee shall determine.

            IV. Shares Subject to the Plan and Delivery Restrictions

         A. Number of Shares. The aggregate number of shares which may be issued under the Plan shall not exceed 250,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares reacquired by the Company. To the extent any shares of Stock covered by an Option are not delivered to the holder of the Option because the option, in whole or in part, expires or terminates unexercised or is cancelled or forfeited, or the shares of Stock are not delivered because the Option is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered, and will be available for new grants of Options under the Plan. If the exercise price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Company, only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered and the undelivered shares shall be available for new grants of Options under the Plan. The aggregate number of shares which may be issued under Options granted under the Plan shall be subject to adjustment as provided in
Article VI hereof.

         B. Effect of Termination of Plan. Any of such shares which remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan and the expiration of all Options granted under the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan and the outstanding Options.

                              V. Grants of Options

         A. General. Options granted under the Plan shall be of such type (Nonqualified Option or Incentive Stock Option) and for such number of shares of Stock and subject to such terms and conditions, which may include, without limitation, the achievement of specific goals, as the Committee shall designate. The Committee may grant Options at any time and from time to time through, but not after, January 1, 2011, to any individual eligible to receive the same. For purposes of the Plan, the date on which an Option is granted is referred to as the "Grant Date."

         B. Restrictions on Incentive Stock Options. Grants of Incentive Stock Options shall be subject to the following:

                  1. 10% Shareholders. No employee shall be eligible to receive any Incentive Stock Option if, on the Grant Date, such employee owns (including ownership through the attribution provisions of Section 424(d) of the Code) in excess of 10% of the outstanding voting stock of the Company or a subsidiary (a "10% Shareholder"), unless the Exercise Price for the shares of Stock subject to the Incentive Stock Option is at least 110% of the fair market value of the shares of Stock on the Grant Date and such Option by its terms is not exercisable after the expiration of five years from the Grant Date.

                  2. $100,000 Limit. To the extent that the aggregate fair market value (determined at the Grant Date) of Stock with respect to which Incentive Stock Options (determined without regard to this sentence) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000, such Options shall be treated as Nonqualified Options (this sentence shall be applied by taking Incentive Stock Options into account in the order in which they were granted).

         C. Terms of Nonqualified Options and Incentive Stock Options. The Committee may fix such waiting and/or vesting periods, exercise dates or other limitations as it shall deem appropriate with respect to Options granted under the Plan including, without limitation, the achievement of specific goals. Options granted pursuant to the Plan shall be evidenced by Agreements that shall comply with and be subject to the following terms and conditions and may contain such other provisions, consistent with the Plan, as the Committee shall deem advisable (references herein to "Agreements" shall include, to the extent applicable, any amendments to such Agreements):

                  1. Payment of Option Exercise Price. Upon exercise of an Option, the full Exercise Price for the shares with respect to which the Option is being exercised shall be payable to the Company: (a) in cash or by check payable and acceptable to the Company; (b) subject to the approval of the Committee, by tendering to the Company shares of Stock owned by the optionee (provided that such shares shall have been then owned by the optionee for a period of six months prior to the exercise) having an aggregate Market Value Per Share (as defined below) as of the date of exercise and tender that is not greater than the full Exercise Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in (a) above; or (c) subject to the approval of the Committee and to such instructions as the Committee may specify, at the optionee's written request the Company may deliver certificates for the shares of Stock for which the Option is being exercised to a broker for sale on behalf of the optionee, provided that the optionee has irrevocably instructed such broker to remit directly to the Company on the optionee's behalf the full amount of the Exercise Price from the proceeds of such sale and any tax withholding resulting from such exercise; provided, that in the case of an Incentive Stock Option, (b) and (c) above shall apply only if Committee approval is given on or prior to the Grant Date and the Agreement expressly provides for such optional payment terms. In the event that the optionee elects to make payment as allowed under clause (b) above, the Committee may, upon confirming that the optionee owns the number of shares of Stock being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares of Stock being tendered upon the exercise. Payment instruments will be received subject to collection.

                  2. Number of Shares. Each Agreement shall state the total number of shares of Stock that are subject to the Option.

                  3. Exercise Price. The Exercise Price for each Option shall be fixed by the Committee at the Grant Date, but in no event may the Exercise Price per share be less than the Market Value Per Share on the Grant Date.

                  4. Market Value Per Share. The "Market Value Per Share" as of any particular date shall be determined as follows: (a) if the Stock is listed for trading on a national or regional stock exchange, the closing price quoted on such exchange which is published in The Wall Street Journal for the trading day immediately preceding the Grant Date, or if no trade of the Stock shall have been reported for such date, the closing price quoted on such exchange which is published in The Wall Street Journal for the next day prior thereto on which a trade of the Stock was so reported; (b) if the shares are not so listed or admitted to trading, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc., through NASDAQ, or through a similar organization if NASDAQ is no longer reporting such information, in any case for the first day immediately preceding the Grant Date on which the Stock is traded; or (c) if shares of the Stock are not listed or admitted to trading on any exchange or quoted through NASDAQ or any similar organization, the "Market Value Per Share" shall be determined by the Committee in good faith using any fair and reasonable means selected in its discretion.

                  5. Term. The term of each Option shall be determined by the Committee at the Grant Date; provided, however, that each Option shall, notwithstanding anything in the Plan or an Agreement to the contrary, expire not more than ten years (five years with respect to an Incentive Stock Option granted to an employee who is a 10% Shareholder) from the Grant Date or, if earlier, the date specified in the Agreement.

                  6. Date of Exercise. In the discretion of the Committee, each Agreement may contain provisions stating that the Option granted therein may not be exercised in whole or in part for a period or periods of time or until the achievement of specific goals, in either case as specified in such Agreement, and except as so specified therein, any Option may be exercised in whole at any time or in part from time to time during its term. The Committee may, however, at any time, in its sole discretion, amend any outstanding Option not immediately exercisable in full, to accelerate the time at which such Option may be exercised or to provide that the time for exercising such Option shall be accelerated upon the occurrence of a specified event.

                  7. Termination of Employment.

                           (a) In the event an individual's employment with the Company and its subsidiaries shall terminate for reasons other than:
         (i) retirement in accordance with the terms of a retirement plan of the Company or one of its subsidiaries ("retirement"), (ii) permanent disability (as defined in Section 22(e)(3) of the Code), or (iii) death, the individual's Options shall terminate as of the date of such termination of employment and shall not be exercisable to any extent as of and after such time.

                           (b) If any termination of employment is due to retirement or permanent disability, the individual shall have the right to exercise any Option at any time within the 12-month period (three-month period in the case of retirement for Options that are Incentive Stock Options) following such termination of employment, but only to the extent that the option was exercisable immediately prior to such termination of employment.

                           (c) Whether any termination of employment is due to retirement or permanent disability and whether an authorized leave of absence or absence for military or government service or for other reasons shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee in its sole discretion.

                           (d) If an individual shall die while entitled to exercise an Option, the individual's estate, personal representative or beneficiary, as the case may be, shall have the right to exercise the Option at any time within the 12-month period following the date of the option's death, to the extent that the option was entitled to exercise the same on the day immediately prior to the option's death.

         D. Effect of Exercise. The right of an individual to exercise an Option shall terminate to the extent that such Option is exercised.

         E. Option Grants in Substitution for Other Awards. Options may be granted under the Plan from time to time in substitution for stock options and stock appreciation rights held by employees of corporations who become key employees of the Company or of any of its subsidiaries as a result of a merger or consolidation of the employer corporation with the Company or any such subsidiary, or the acquisition by the Company or a subsidiary of assets of the employer corporation or the acquisition by the Company or a subsidiary of stock of the employer corporation, with the result that such employer corporation becomes a subsidiary of the Company.

                     VI. Recapitalization or Reorganization

         A. General. The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

         B. Adjustments. The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the termination of the Plan or the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the remaining shares of Stock available under the Plan and the number of shares of Stock with respect to which such Option may thereafter be exercised: (a) in the event of an increase in the number of outstanding shares, shall be proportionately increased and the Exercise Price per share shall be proportionately reduced; and (b) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced and the Exercise Price per share shall be proportionately increased.

         C. Issuance of Securities for Value. Except as may otherwise be expressly provided in the Plan, the issuance by the Company of shares of capital stock of any class or securities convertible into shares of capital stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares of capital stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock available under the Plan or subject to Options theretofore granted or the Exercise Price per share with respect to outstanding Options.

         D. Fundamental Change. If the Company effects a recapitalization or otherwise materially changes its capital structure (both of the foregoing are herein referred to as a "Fundamental Change"), then thereafter upon any exercise of an Option theretofore granted the optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of capital stock and securities to which the optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the optionee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable.

                            VII. Employee's Agreement

         If, at the time of the exercise of any Option, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, for the individual exercising the Option to agree to hold any shares issued to the individual for investment and without intention to resell or distribute the same and for the individual to agree to dispose of such shares only in compliance with such laws and regulations, the individual shall be required, upon the request of the Company, to execute and deliver to the Company an agreement to such effect.

                 VIII. Termination of Authority to Grant Awards

         No Options will be granted pursuant to this Plan after January 1, 2011.

                         IX. Amendment and Termination

         The Board may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan and any Options hereunder; provided, that no change in any Option theretofore granted may be made which would impair the rights of the optionee without the consent of such optionee.

                           X. Effective-Date of Plan

         The Plan shall become effective upon adoption by the Board and approval by the Company's shareholders; provided, however, that prior to approval of the Plan by the Company's shareholders but after adoption by the Board, Options may be granted under the Plan subject to obtaining such approval; and provided further, however, that if shareholder approval is not obtained within twelve months after the date the Plan is adopted by the Board, no Incentive Stock Options shall be granted under the Plan.

               XI. Preemption by Applicable Laws and Regulations

         Anything in the Plan or any Agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of any determination with respect to the issuance or other distribution of shares of Stock, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the employee (or the employee's beneficiary), as the case may be, to take any action in connection with any such determination, the issuance or distribution of such shares or the making of such determination shall be deferred until such action shall have been taken.





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

                               XII. Miscellaneous

         A. Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the optionee, through the surrender of shares of Stock that the optionee already owns, or through the surrender of shares of Stock to which the optionee is otherwise entitled under the Plan.

         B. No Employment Contract. Nothing contained in the Plan shall be construed as conferring upon any employee the right to continue in the employ of the Company or any of its subsidiaries.

         C. Employment with Subsidiaries. Employment by the Company for the purpose of this Plan shall be deemed to include employment by, and to continue during any period in which an employee is in the employment of, any subsidiary.

         D. No Rights as a Shareholder. An employee shall have no rights as a shareholder with respect to shares covered by such employee's Option until the date of the issuance of shares to the employee pursuant thereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

         E. No Right to Corporate Assets. Nothing contained in the Plan shall be construed as giving any employee, such employee's beneficiaries or any other person any equity or other interest of any kind in any assets of the Company or any subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company or any subsidiary and any such person. Any optionee shall have only a contractual right to shares of Stock as set forth in the Agreement, unsecured by any assets of the Company or any subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any subsidiary shall be sufficient to pay any benefits to any person.

         F. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interests, whether or not such action would have an adverse effect on the Plan or any Option made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

         G. Non-assignability. Neither an employee nor an employee's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such employee's or beneficiary's interest arising under the Plan or any Option received under the Plan; nor shall such interest be subject to seizure for the payment of an employee's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of an employee's or beneficiary's bankruptcy or insolvency and to the extent any such interest arising under the Plan or an Option received under the Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the agreement evidencing such option.

         H. Application of Funds. The proceeds received by the Company from the sale of shares of Stock pursuant to the Plan shall be used for general corporate purposes.

         I. Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any optionee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

         J. Governing Law; Construction. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Missouri without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.






























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